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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 23, 2004


                 CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-18CB,
                 Mortgage Pass-Through Certificates, Series 2004-
                 18CB).


                                  CWALT, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-110343                87-0698307
----------------------------     -----------------        --------------------
(State of Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


                 4500 Park Granada
                Calabasas, California                  91302
           -----------------------------          ---------------
                (Address of Principal                (Zip Code)
                  Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.     Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-18CB, GREENWICH CAPITAL MARKETS, INC. ("GREENWICH"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GREENWICH Computational Materials") for distribution to its potential investors. Although the Company provided GREENWICH with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GREENWICH Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated July 26, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-18CB.


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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.
              ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1       GREENWICH Computational Materials and/or ABS Term Sheet


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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.




                                    By: /s/ Darren Bigby
                                        ----------------------------------
                                    Name:   Darren Bigby
                                    Title:  Vice President


Dated:  July 28, 2004


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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1   GREENWICH Computational Materials and/or ABS Term Sheets.            6